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                                                                   Exhibit 10.92

                                AMENDMENT NO. 1
                                       TO
                          STOCK RESTRICTION AGREEMENT


     AMENDMENT NO. 1 dated as of August 29, 1991 to Stock Restriction Agreement dated as of September 14, 1990 (the "Stock Restriction Agreement") among WorldCorp, Inc. ("WorldCorp"), William F. Gorog, Jonathan M. Gorog, Peter M. Gorog, Henry R. Nichols, William N. Melton and John Porter.


                                  WITNESSETH:
                                  -----------

     WHEREAS, U.S. Order, Inc. (the "Company") is developing employee compensation plans to enhance its ability to recruit, motivate and retain employees.

     WHEREAS, certain terms and conditions contained in the Stock Restriction Agreement may be incompatible with the objectives of the compensation plans;

     WHEREAS, the parties wish to amend certain provisions of the Stock Restriction Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Stock Restriction Agreement as follows:

     1. The following sentence is hereby added at the end of Section 3(b) of the Stock Restriction Agreement:

"This Section 3(b) shall not apply to shares of Common Stock that are issued by the Company pursuant to the exercise of stock options granted under the U.S. Order, Inc. 1991 Stock Option Plan."

     2. The following sentence is hereby added to the end of Section 4(a) of the Stock Restriction Agreement:

"This Section 4(a) shall not apply to shares of Common Stock that are issued by the Company pursuant to the exercise of stock options granted under the U.S. Order, Inc. 1991 Stock Option Plan."
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     3.  The title and first sentence of Section 6 of the Stock Restriction
Agreement is hereby amended to read as follows:

     "OPTION TO PURCHASE FOUNDERS' SHARES.  Subject to the provisions of Section
     ------------------------------------
6(b) hereof, each Founder hereby grants to WorldCorp an option (the "Option") exercisable after September 10, 1991 but prior to the Termination Date (as defined in Section 6(e) to purchase for the price set forth in Section 6(a) all of the outstanding shares of Common Stock held by such Founders (the "Optioned Shares").

     4. The following sentence is hereby added at the end of the first sentence of Section 6 of the Stock Restriction Agreement:

"This Section 6 shall not apply to any shares of Common Stock that are issued by the Company pursuant to the exercise of stock options granted under the U.S. Order, Inc. 1991 Stock Option Plan."

     5. The first sentence of Section 6(a) is hereby amended to read as follows:

"The exercise price for the Optioned Shares (the "Exercise Price") shall be payable in shares of WorldCorp Common Stock and shall equal (i) 400,000 shares of Common Stock, par value $1.00, of WorldCorp as adjusted for subsequent stock splits or dividends ("WorldCorp Common Stock") plus such additional number of shares of WorldCorp Common Stock, if any, such that the aggregate value (based on the then current market price of WorldCorp Common Stock) of all such shares equals $5,000,000.

     6. Section 6(a) of the Stock Restriction Agreement is hereby amended by deleting the second and third sentences thereof.

     7. Subsections (b) and (c) of Section 6 of the Stock Purchase Agreement are hereby amended to delete the words "and Employees" from the second sentence of Subsection (b) and the words "or Employee" in the first and second line of Subsection (c).

     8. Section 8(a) of the Stock Restriction Agreement is hereby amended by deleting "Until the expiration of WorldCorp's option to purchase the Employees' share of Common Stock pursuant to Section 6 hereof" and by inserting"Until the Termination Date" in lieu thereof.

     9.  WorldCorp's interim partial exercises of the option described in
Section 7 of the Series A Stock Purchase Agreement dated as of September 14, 1990, between U.S. Order, Inc. And WorldCorp, Inc., as amended, will not be deemed to be exercises for purposes of Section 3(a)(ii) of the Stock Restriction Agreement.
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the day and year first written above.



     WORLDCORP, INC.

     By:   /s/ Signature Appears Here
         -------------------------------------
     Name:
            ------------------------------------
     Title:
            ------------------------------------


     /s/ William F. Gorog
     __________________________________________
     William F. Gorog

     /s/ Jonathan M. Gorog
     __________________________________________
     Jonathan M. Gorog


     __________________________________________
     Peter M. Gorog


     __________________________________________
     Henry R. Nichols


     __________________________________________
     William N. Melton


     __________________________________________
     John Porter